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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                December 6, 1996



                       ContiSecurities Asset Funding Corp.
             -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                  33-99340                 13-2937238
-----------------------------     -----------            ------------------
(State or Other Jurisdiction)     (Commission            (I.R.S. Employer
    of Incorporation)             File Number)           Identification No.)



     277 Park Avenue
   New York, New York                                           10172
-----------------------------                             -----------------
 (Address of Principal                                       (Zip Code)
  Executive Offices)


        Registrant's telephone number, including area code (212) 207-2800


                                    No Change
        -----------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)               Not applicable

(b)               Not applicable

(c)               Exhibits:


        8.1            Tax Opinion and Consent of Arter & Hadden

       23.1 Consent of Coopers & Lybrand L.L.P., independent auditors of MBIA Insurance Corporation

                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           CONTISECURITIES ASSET FUNDING CORP.,
                                                    as Depositor


                                           By:  /s/ James E. Moore
                                               ________________________________
                                               Name: James E. Moore
                                               Title:  President


                                           By: /s/ Jerome M. Perelson
                                               ________________________________
                                               Name:  Jerome M. Perelson
                                               Title:  Vice President



Dated:  December 6, 1996

                                  EXHIBIT INDEX


     Exhibit No.    Description                                         Page No
         8.1        Tax Opinion and Consent of Arter & Hadden

        23.1 Consent of Coopers & Lybrand L.L.P., independent auditors of MBIA Insurance Corporation